EXHIBIT 10.1

                          CONSULTANT SERVICES AGREEMENT

THIS SERVICES AGREEMENT (the "Agreement") dated May 6, 2002 is made by and between First Cypress Technologies, Inc., a Nevada corporation ("the Company"), and Brenda Hamilton, an individual resident of Florida ("Attorney").

WHEREAS, Attorney will provide legal services to the Company, and Attorney has agreed to make herself available as is reasonably necessary to provide such future services; and

WHEREAS, the legal services covered by this Agreement that have been provided and that are to be provided in the future by Attorney, including making herself available as is reasonably necessary to provide such services in the future, are hereinafter referred to as the "Services"; and

WHEREAS, as partial consideration for the Services, the Company has agreed to issue shares of its common stock to Attorney as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto, intending to be legally bound, agree as follows:

1. CONSIDERATION. As partial consideration for the Services of Attorney, the
Company hereby agrees to forthwith issue to Attorney, a non-refundable flat fee of 250,000 shares of the common stock of the Company (the "Shares") to provide legal services pertaining to the preparation of the Company's: Form 10-QSB for the period ended 3/31/03; Form 10-QSB for the period ended 6/30/03; and Form
8-K.

2. REGISTRATION. The Company agrees that promptly following execution of this
Agreement, prior to the issuance of the shares, it will prepare and file with the United States Securities and Exchange Commission, a Registration Statement
on Form S-8 covering the Shares. The Company agrees no services will be performed until the shares are delivered to Consultant in accordance with this
Agreement.

3. ACKNOWLEDGEMENT. The parties hereby confirm and acknowledge that the Services
(a) consist and will consist of bona fide services rendered and to be rendered to the Company, (b) are not and will not be in connection with the offer or sale of securities in capital raising transactions, and (c) do not and will not promote or maintain a market for the securities of the Company.

4. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

5. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of a party, each other party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this
Agreement.

6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of
Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first mentioned above.

ACCEPTED:

Consultant                          First Cypress Technologies, Inc.

By: /s/ Brenda Hamilton             By: /s/ Robert Rosner
    Brenda Hamilton, Attorney       Robert Rosner
                                    President/Chief Executive Officer